                                 DeCRANE HOLDINGS CO.
                         and DeCRANE AIRCRAFT HOLDINGS, INC.

                              MANAGEMENT INCENTIVE PLANS

1. STOCK OPTION INCENTIVE PLAN

     SECTION 1. PURPOSE. The purposes of the DeCrane Holdings Co. Management Incentive Plan are to promote the interests of DeCrane Holdings Co. (the "COMPANY") and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its Subsidiaries, as defined below; (ii) motivating such employees by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.

     SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, the terms "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), when used with respect to any Person, means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "AWARD" means any Option.

     "AWARD AGREEMENT" means an agreement in substantially the Form attached hereto as Exhibit A, or any other written agreement, contract, or other instrument or document, designated by the Committee, evidencing any Award which may, but need not, be executed or acknowledged by a Participant.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means (i) dishonesty by a Participant that results in substantial personal enrichment at the expense of the Company; (ii) willful violations of a Participant's obligations to the Company (including under any employment agreement between the Participant and the Company) which result in material injury to the Company; (iii) a Participant's conviction of any felony involving the personal dishonesty of the Participant; or (iv) a Participant's chronic alcoholism or abuse of controlled substances.

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     "CHANGE OF CONTROL" means:

          (a) any "person" (as such term is used in Section 3(a)(9) and 13(d)(3) of the Exchange Act) other than (A) the DLJ Entities and/or their respective Permitted Transferees (as defined in the Investors'
     Agreement) or (B) any "group" (within the meaning of such
     Section 13(d)(3)) of which the DLJ Entities constitute a majority
     (on the basis of ownership interest), acquires, directly or indirectly, by virtue of the consummation of any purchase, merger or other combination, securities of the Company representing more than 51% of the combined voting power of the Company's then outstanding voting securities with respect to matters submitted to a vote of the stockholders generally; or

          (b) a sale or transfer by the Company or any of its Subsidiaries of substantially all of the consolidated assets of the Company and its Subsidiaries to an entity which is not an Affiliate of the Company prior to such sale or transfer.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan. Until otherwise determined by the Board, the full Board shall be the Committee under the Plan.

     "DISABILITY" shall mean a Participant's inability to perform the duties of his or her employment due to mental or physical incapacity for a period of six consecutive months.

     "EMPLOYEE" means an employee of the Company or any Subsidiary.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" means with respect to the Shares, as of any given date or dates, the average reported closing price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock for the three trading days immediately preceding such date or dates. If such class of common stock is not traded on an exchange or principal trading market on such date, the fair market value of a Share shall be determined by the Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares and such other factors as the Committee shall in its discretion deem relevant or appropriate.


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

     "INVESTORS' AGREEMENT" means the Amended and Restated Investors' Agreement dated as of October 2, 1998 among (i) the Company, (ii) DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., UK Investment Plan 1997 Partners, DLJ EAB Partners, DLJ First ESC, L.P. and DLJ ESC II, L.P. (collectively, the "DLJ ENTITIES") and (iii) certain other Persons listed on the signature pages thereof.

     "OPTION" means a right to purchase Shares from the Company granted under
Section 6 of the Plan.

     "PARTICIPANT" means any Employee selected by the Committee to receive an Award under the Plan (and to the extent applicable, any heirs or legal representatives thereof).

     "PERMITTED TRANSFEREE" shall have the meaning assigned to it in the Investors' Agreement.

     "PERSON" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "PLAN" means this DeCrane Holdings Co. Management Incentive Plan.

     "SEC" means the Securities and Exchange Commission or any successor thereto.

     "SHARES" means shares of common stock, $0.01 par value, of the Company or such other securities as may be designated by the Committee from time to time.

     "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

     "SUBSTITUTE AWARDS" means Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.


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     SECTION 3. ADMINISTRATION.

     (a) AUTHORITY OF COMMITTEE. The Plan shall be administered by the Committee. Subject to the terms of the Plan, applicable law and contractual restrictions affecting the Company, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award and Award Agreement; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in case, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (b) COMMITTEE DISCRETION BINDING. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

     SECTION 4. SHARES AVAILABLE FOR AWARDS.

     (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b) and 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall be approved by resolution of the Board. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards

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may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall, in the calendar year in which such settlement, forfeiture, termination or cancellation occurs, again become Shares with respect to which Awards may be granted unless any dividends have been paid thereon prior to such settlement, forfeiture, termination or cancellation.
In addition, Shares tendered in satisfaction or partial satisfaction of the exercise price of any Award or any tax withholding obligations will again become Shares with respect to which Awards may be granted. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Employee of the Company may receive Options in any calendar year that relate to more than a number of Shares, if any, fixed by resolution of the Board from time to time.

     (b) ADJUSTMENTS. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number of Shares of the Company (or number and kind of other securities or property) with respect to which Awards may thereafter be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

     (c) SUBSTITUTE AWARDS. Any Shares underlying Substitute Awards shall not be counted against the Shares available for Awards under the Plan.

     (d) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     SECTION 5. ELIGIBILITY. Any Employee, including any officer or employee-director of the Company or any Subsidiary, shall be eligible to be designated a Participant.


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     SECTION 6.  STOCK OPTIONS.

     (a) GRANT. Subject to the provisions of the Plan and contractual restrictions affecting the Company, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option.

     (b) EXERCISE PRICE. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted; PROVIDED, that in no event shall the exercise price per Share be less than the Fair Market Value of a Share on the date of grant.

     (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

     (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price, or adequate provision therefor, is received by the Company. Such payment may be made: (i) in cash;
(ii) in Shares owned by the Participant for at least six months (the value of such Shares shall be their Fair Market Value on the date of exercise); (iii) by a combination of cash and Shares; or (iv) in such other manner as permitted by the Committee at the time of grant or thereafter.

     SECTION 7. VESTING; TERMINATION OF EMPLOYMENT. Each Award Agreement shall contain such terms as the Committee may in its sole discretion determine concerning vesting, forfeiture, the Company's rights of repurchase of Shares acquired upon exercise of an Option, and/or the effects of termination or suspension of a Participant's employment upon the exercisability of any Option granted thereunder.

     SECTION 8. CHANGE OF CONTROL. The Committee, in its sole discretion, may provide in an Award Agreement for the accelerated vesting of an Award in the event of a Change of Control.

     SECTION 9.  AMENDMENT AND TERMINATION.

     (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that


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no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

     (b) AMENDMENTS TO AWARDS. Subject to the terms of the Plan and applicable law, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     (c) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, in the event of a Change of Control or an offer to Participants generally relating to the acquisition of Shares, including through purchase, merger or otherwise, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

     SECTION 10.  GENERAL PROVISIONS.

     (a) DIVIDEND EQUIVALENTS. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

     (b) NONTRANSFERABILITY. Except to the extent otherwise provided in an Award Agreement, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution.

     (c) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of

Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (d) SHARE CERTIFICATES. Certificates issued in respect of Shares shall, unless the Committee otherwise determines, be registered in the name of the Participant or its Permitted Transferees and shall be deposited by such Participant or Permitted Transferee, together with a stock power endorsed in blank, with the Company. When the Participant ceases to be bound by any transfer restrictions set forth herein or in the Investors' Agreement, the Company shall deliver such certificates to the Participant upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as any be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, any state securities laws or any other applicable laws and the Investor's Agreement. Subject to the provisions of the Investors' Agreement, all certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange upon which such Shares or other securities are then listed and any applicable laws or rules or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (e) WITHHOLDING. A Participant may be required to pay to the Company or any Subsidiary, and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from any such grant, lapse, vesting, or exercise of any Award.

     (f) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

     (g) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements, which may, but need not,


                                          8
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provide for the grant of options, restricted stock, Shares and other types of
Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Subsidiary. Further, the Company or an Subsidiary may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (i) RIGHTS AS A STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be issued under the Plan until he or she has become the holder of such Shares.

     (j) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

     (k) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant in connection therewith shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.


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

     (m) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

     (n) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (o) TRANSFER RESTRICTIONS. Shares acquired hereunder may not be sold, assigned, transferred, pledged or otherwise disposed of, except as provided in the Plan, the applicable Award Agreement and the Investors' Agreement.

     (p) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     SECTION 11. TERM OF THE PLAN.

     (a) EFFECTIVE DATE. The Plan shall be effective as of April 30, 1999, subject to approval by the shareholders of the Company. Awards may be granted hereunder prior to such shareholder approval subject in all cases, however, to such approval.

     (b) EXPIRATION DATE. The Board and the Committee's authority to grant Awards under the Plan shall terminate on the tenth anniversary of the Plan's effective date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.


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




                                                                       EXHIBIT A

                                       Form of
                                   Award Agreement
                                      under the
                                 DeCrane Holdings Co.
                              Management Incentive Plan




                    Date of Grant:             _________________, 1998

                    Name of Optionee:          _______________________

                    Number of Shares:          ______________

                    Exercise Price:            $__________/share

                    Expiration Date:           ________________, 2008

                    Operating Unit:            _______________________


     DeCrane Holdings Co., a Delaware corporation (the "COMPANY"), hereby grants to the above named optionee (the "OPTIONEE") a performance-based vesting option (the "OPTION") to purchase from the Company, for the price per share set forth above, the number of shares of Common Stock, $0.01 par value (the "SHARES"), of the Company set forth above pursuant to the DeCrane Holdings Co. Management Incentive Plan (the "PLAN"). The Options are not intended to be treated as incentive stock options under the Code.

     Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan. The terms and conditions of the Option granted hereby, to the extent not controlled by the terms and conditions contained in the Plan, are as follows:

     1. EXERCISE PRICE. The price at which each Share subject to this Option may be purchased shall be the price set forth above.

     2. NUMBER OF SHARES: EXERCISE. The number of Shares for which the Option may be exercised are set forth above. To the extent this Option has become vested in accordance with Section 3 below, the Option may be exercised at any time until the Expiration Date, subject to the terms of the Plan and of Section 7 below.


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     3.   VESTING.

     (a) To the extent not previously vested in accordance with paragraph (b) below or Section 8, the Option shall become fully vested and exercisable on the eighth anniversary of the Date of Grant, provided the Optionee is then in the employ of the Company or a Subsidiary.

     (b) (i) The Option shall become vested and exercisable with respect to up to 25% of the Shares subject thereto on the thirtieth day following the availability of audited financial statements for each of the four fiscal years of the Company commencing with the fiscal year ending December 31, 1999 (each such day a "VESTING DATE"), provided the EBITDA of the operating unit of the Company to which the Optionee is assigned on the first page hereof as of the end of such fiscal year, calculated in accordance with Schedule A hereto, is at least equal to the EBITDA target values for such fiscal year set forth in such Schedule A, and provided further that the Optionee is in the employ of the Company or a Subsidiary on such Vesting Date. (ii) If any EBITDA target value set forth in Schedule A for any of the first three fiscal years referred to above is not attained, the portion of the Option that would otherwise have vested for such fiscal year shall be treated as vested and exercisable as of the Vesting Date for any subsequent fiscal year ending on or before December 31, 2002 for which the maximum EBITDA target value for such subsequent year is attained, provided, the Optionee is in the employ of the Company or a Subsidiary on such Vesting Date.

     4. MANNER OF EXERCISE. The Optionee (or his representative, devisee or heir, as applicable) may exercise any portion of this Option which has become exercisable in accordance with the terms hereof as to all or any of the Shares then available for purchase by delivering to the Company written notice specifying:

          (i) the number of whole Shares to be purchased together with payment in full of the aggregate Exercise Price of such shares;

          (ii) the address to which dividends, notices, reports, etc. are to be sent; and

          (iii) the Optionee's social security number.

Payment shall be in cash, by certified or bank cashier's check payable to the order of the Company, free from all collection charges, or in unencumbered Shares) provided such shares shall have been held by the Optionee for at least six months unless the Committee determines in its sole discretion that such six-month holding period is not necessary to comply with any accounting, legal or regulatory requirement) having a Fair Market Value equal to the full amount of the Exercise Price therefor, or such other form as may permitted by the Committee. Only one stock certificate will be issued unless the Optionee otherwise requests in writing. Shares purchased upon exercise of the Option will be issued in the name of the Optionee or the Optionee's Permitted Transferee. No Shares shall be issued hereunder unless and until the Optionee (or his representative, devisee or heir, as applicable) executes and agrees to be bound by the Investors' Agreement. The Optionee shall not be entitled to any rights as a stockholder of the Company in respect of any Shares covered by this Option until such Shares shall have been paid for in full and issued to the Optionee.

     5. CERTIFICATES. Certificates issued in respect of Shares acquired upon exercise of the Option shall, unless the Committee otherwise determines, be registered in the name of the Optionee or its Permitted Transferee. When the Optionee ceases to be bound by the provisions of the Investors' Agreement, the Company shall deliver such certificates to the Optionee or its Permitted Transferee upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, any state securities laws or any other applicable laws or the Investors' Agreement.

     6. NONTRANSFERABILTY. This Option is personal to the Optionee and may be exercised only by the Optionee or his or her representative in the event of the Optionee's Disability or death. This Option shall not be transferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, this Option may be transferred to a trust solely for the benefit of the Optionee or the Optionee's immediate family (which shall be deemed to include the Optionee's spouse, parents, siblings, children, stepchildren and grandchildren).

     7.   FORFEITURE OF OPTION: RIGHT OF REPURCHASE.

     (a) If the Optionee's employment with the Company and its Subsidiaries shall terminate for any reason other than by the Company or its Subsidiary for Cause, then (i) to the extent not yet vested as of the date of termination of employment, the Option shall immediately be forfeited; and (ii) to the extent vested as of the date of termination of employment, the Option may be retained and exercised, in accordance with the terms of the Plan and this Award Agreement, [DURING THE SIX MONTH PERIOD FOLLOWING SUCH TERMINATION].

     (b) If the Optionee's employment with the Company and its Subsidiaries shall be terminated by the Company or its Subsidiary for Cause, then the entire Option shall immediately be forfeited, ans all Shares previously acquired upon exercise of the Option shall be subject to a right of repurchase by the Company from the Participant or his or her Permitted Transferee at a price equal to the Exercise Price.

     8. CHANGE OF CONTROL. Upon a Change of Control, the Option shall vest in its entirety and become immediately exercisable.

     9. SALE OF UNDERLYING SHARES. The Optionee's right to sell any Shares acquired upon exercise of the Option (in the case of Optionees who are party thereto) shall be subject to the terms of the Investors' Agreement.

     10. EMPLOYMENT RIGHTS. This Option does not confer on the Optionee any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to determine the terms of the Optionee's employment.

     11. TERMS OF PLAN; INTERPRETATIONS. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. All interpretations or determinations of the Committee and/or the Board shall be binding and conclusive upon the Optionee and his legal representatives on any question arising hereunder. The Optionee acknowledges that he has received and reviewed a copy of the Plan.

     12. DELEGATION. Optionee acknowledges that any powers, rights or responsibilities of the Board and/or the Committee set forth herein may be delegated to and exercised by any subcommittee thereof as permitted under the Plan.

     13. NOTICES. All notices hereunder to the party shall be delivered or mailed to the following addresses:

          If to the Company:

          DeCrane Holdings Co.
          c/o DLJ Merchant Banking Partners II, L.P.
          277 Park Avenue
          New York, New York 10172
          Attention: Thompson Dean
          Fax: (212) 892-7272

          and

          DeCrane Holdings Co.
          2361 Rosecrans Avenue
          Suite 180
          El Segundo, CA 90245
          Attention: R. Jack DeCrane
          Fax: (310) 643-0746

          with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York 10017
          Attention: George R. Bason, Jr., Esq.
          Fax: (212) 450-4800

          If to the Optionee:

          To the person and at the address specified on the signature page.

Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the other party.

     14. ENTIRE AGREEMENT. This Agreement, together with the Plan and (in the case of Optionees who are party thereto) the Investors Agreement, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, the Plan and the Investors' Agreement supersede all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

     15. GOVERNING LAW. This Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without application of the conflict of laws principles thereof.

     16. COUNTERPARTS. This Award Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Award Agreement to be duly executed as of the date first above written.

                                             DECRANE HOLDINGS CO.


                                             By:
                                                ----------------------
                                              Name:
                                              Title:


                                             OPTIONEE:


                                             -------------------------
                                             Name:
                                             Address: c/o  DeCrane Holdings Co.
                                                           2361 Rosecrans Avenue
                                                           Suite 180
                                                           El Segundo, CA 90245

2. STOCK PURCHASE PLAN

     DeCrane Holdings Co. (the "Company") has adopted a management stock purchase plan ("Stock Purchase Plan") providing for the purchase of shares of common stock of the Company as incentive compensation to designated executive personnel and other key employees of the Company and its subsidiaries, with a portion of the purchase price to be loaned to the participants by the Company's subsidiary DeCrane Aircraft Holdings, Inc., available to persons and in amounts determined by the compensation committee of the Board from time to time, employing the attached forms of Subscription Agreement and Promissory Note and Pledge to be entered into by individual participants.

     The compensation committee of the Board has approved a one-time offer of loans under that plan, for the purchase of up to 173,913 shares in the aggregate (calculated on the basis of $4,000,000 divided by $23.00 per share) at the price of $23.00 per share.

3. CASH INCENTIVE BONUS PLAN

     The Company has approved a cash incentive bonus plan ("Incentive Bonus Plan") providing for the allocation of a bonus pool each year for incentive compensation to designated executive personnel and other key employees of the Company and its subsidiaries, as the exclusive sources of elective merit raises by the Company during the next four years, to persons and in amounts determined by the compensation committee of the Board from time to time; with the bonus pool for participants for the next four years to be based on EBITDA and cash flow changes from year to year at the relevant participant's operating unit; and in the case of the designated senior executives of DeCrane Aircraft Holdings, Inc., from a pool adjusted for each performance year by 5% of the change in consolidated EBITDA due to acquisitions during the year (plus 3% of EBITDA of PATS, only for performance year 1999) and by 5% of 15% (representing cost of capital) of the EBITDA generated from existing operations during the year, net of consolidated capital expenditures and plus (or minus) consolidated working capital for such periods. For the 1999 performance year only, such awards to participants who have become executives of the Company on after January 1, 1999, are limited to a maximum of 100% of their base salary for 1999.

     The Company additionally has adopted a 3% cost of living increase per year to base salaries for participants in the foregoing plan.

                           FORM OF SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT (this "AGREEMENT") dated as of October __, 1998, by and among DeCrane Holdings Co., a Delaware corporation (the "COMPANY" and ___________ (the "INVESTOR").

     WHEREAS, the Investor desires to subscribe for, and the Company desires to issue to the Investor, the number of shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company set forth on Exhibit A hereto (such shares of Common Stock to be subscribed for by the Investor and issued to the Investor by the Company, the "SHARES").

     NOW, THEREFORE, IT IS AGREED:


                                      ARTICLE I
                          ISSUANCE OF SHARES; CONSIDERATION

     Section 1.01. ISSUANCE OF SHARES. Upon the terms set forth in this Agreement, the Company hereby agrees to issue to the Investor, and the Investor hereby subscribes for, the Shares.

     Section 1.02. SUBSCRIPTION. In consideration for the issuance by the Company of the Shares, the Investor shall:

          (a) pay to the Company, by wire transfer of immediately available funds to an account specified by the Company, an amount equal to 50% of the aggregate subscription price set forth on Exhibit A hereto; and

          (b) execute and deliver to the Company a Promissory Note and Pledge Agreement (the "PROMISSORY NOTE AND PLEDGE") in the form of Exhibit C hereto in a principal amount equal to 50% of the aggregate subscription price set forth on Exhibit A hereto.

     Section 1.03. INVESTORS' AGREEMENT. As a condition to the issuance of the Shares, the Investor shall execute and deliver to the Company an agreement in the form of Exhibit B hereto, pursuant to which the Investor agrees to be bound by the terms of the Amended and Restated Investors' Agreement, dated as of October

2, 1998, by and among the Company and the stockholders of the Company named therein (the "DLJ ENTITIES").


                                      ARTICLE II
                            REPRESENTATIONS OF THE COMPANY


     Section 2.01. CORPORATE EXISTENCE AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all corporate power to own its properties and to carry on its business as now conducted.

     Section 2.02. AUTHORITY AND APPROVAL. The execution and delivery of this Agreement are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     Section 2.03. SHARES. When issued to the Investor in accordance with the terms hereof, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

     Section 2.04. CAPITALIZATION. The authorized capital stock of the Company (prior to giving effect to the issuance of the Shares) consists of (i) 3,500,000 shares of Common Stock, of which 2,826,087 shares are issued and outstanding as of the date hereof, and (ii) 2,500,000 shares of Preferred Stock, of which 340,000 shares are issued and outstanding as of the date hereof. Except for (i) the Preferred Stock, and (ii) warrants to purchase an aggregate of 155,000 shares of Common Stock issued to the DLJ Entities on October 2, 1998 and warrants to purchase an aggregate of 155,000 shares of Common Stock issued in connection with the Company's 12% Senior Subordinated Notes due 2008 on October 5, 1998, there are no outstanding securities convertible into or exchangeable for the capital stock of the Company and no outstanding options, rights or warrants to purchase or subscribe for any shares of the capital stock of the Company.

                                     ARTICLE III
                           REPRESENTATIONS OF THE INVESTOR


     Section 3.01. AUTHORIZATION. The Investor has full power and authority to enter into this Agreement and the Promissory Note and Pledge and to perform his obligations hereunder and thereunder.

     Section 3.02. ENFORCEABILITY. Each of this Agreement and the Promissory Note and Pledge has been duly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     Section 3.03. PRIVATE PLACEMENT. (a) The Investor understands that the offering and sale of the Shares to the Investor as contemplated hereby is intended to be exempt from registration under the Securities Act of 1933, as amended (the "1933 ACT") pursuant to Regulation D and Section 4(2) thereunder.

          (b) The Shares to be acquired by the Investor pursuant to this Agreement are being acquired for his own account for investment and without a view to the public distribution of the Shares or any interest therein. The Investor understands that the Shares may not be transferred or sold unless registered under the 1933 Act or an exemption from such registration becomes available.

          (c) The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his investment in the Shares and the Investor is capable of bearing the economic risks of such investment, including a complete loss of his investment in the Shares.

          (d) The Investor has been given the opportunity to ask questions of and receive answers from the Company concerning the Company, the Shares and other related matters. The Investor further represents and warrants to the Company that he has been furnished with all information he deems necessary or desirable to evaluate the merits and risks of the acquisition of the Shares and that the Company has made available to the Investor or his agents all documents and information relating to an investment in the Shares requested by or on behalf of the Investor. In evaluating the suitability of an investment in the Shares, the Investor has not relied upon any other representations or other information (other than as contemplated by the preceding sentences) whether oral or written made by or on behalf of the Company.

          (e) The Investor is an "Accredited Investor" as such term is defined in Regulation D under the 1933 Act.

                                      ARTICLE IV
                                    MISCELLANEOUS

     Section 4.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission to the recipient's then current facsimile number) and shall be given, if to the Investor, to the address set forth on the signature page, and if to the Company, to:

          DeCrane Holdings Co.
          2361 Rosecrans Avenue
          Suite 180
          El Segundo, Ca 90245
          Attn: R. Jack DeCrane
          Fax: (310) 643-0746


     Section 4.02. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended modified, supplemented or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

     Section 4.03. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

     Section 4.05. COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 4.06. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

     Section 4.07. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     Section 4.08. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with laws of the State of New York.

     IN WITNESS WHEREOF, the Investor has executed this Agreement and the Company has caused its corporate name to be hereunto subscribed by its officers thereunto duly authorized, all as of the day and year first above written.



                                   DECRANE HOLDINGS CO.


                                   By:
                                      ---------------------------------
                                        Name:
                                        Title:



                                   INVESTOR

                                   By:
                                      ---------------------------------
                                        Name:
                                        Title:

                                        Address:

                                        Fax:

                                                                       EXHIBIT A

--------------------------------------------------------------------------------
                                        NUMBER OF             AMOUNT OF
                                        SHARES OF         SUBSCRIPTION PRICE
                                     SUBSCRIBED FOR
--------------------------------------------------------------------------------
COMMON STOCK                                -               $ -
--------------------------------------------------------------------------------

                                                                       EXHIBIT B



                            FORM OF AGREEMENT TO BE BOUND



                                                  October ___, 1998




To the Parties to the Amended and Restated Investors'
Agreement dated as of October 2, 1998

Ladies and Gentlemen:

     Reference is made to the Amended and Restated Investors' Agreement dated as of October 2, 1998 (the "INVESTORS' AGREEMENT") among DeCrane Holdings Co. and the other Persons listed on the signature pages thereof and each other Person who has or shall become a party to the Investors' Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Investors' Agreement.

     In consideration of the covenants and agreements contained in the Investors' Agreement, the undersigned hereby confirms and agrees that it shall be bound as a "Stockholder" by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the internal laws of the State of Delaware.


                                                  Very truly yours,

                       FORM OF PROMISSORY NOTE AND PLEDGE


                                                       New York, New York
                                                       October ___, 1998


     For value received, _________________ (the "INVESTOR") promises to pay to the order of DeCrane Holdings Co., a Delaware corporation (the "COMPANY", also referred to herein as the "LENDER"). $__________ (the "LOAN") the principal amount of which will be repayable in full on the eighth anniversary of the date hereof (the "PAYMENT DATE") subject to prepayment as set forth below; PROVIDED that if at any time the Investor disposes of any shares of Common Stock, par value $0.01 per share, of the Company (the "COMMON SHARES") pledged hereunder, the proceeds of any such sale shall be used by the Investor as follows: first to pay any accrued but unpaid interest on the Loan, and second to repay the principal amount of the Loan (or portion thereof), promptly upon receipt of such proceeds. The Investor promises to pay on the Payment Date, all accrued and unpaid interest on the Loan on such date as well as all outstanding principal on such date. Interest will accrue on the outstanding principal amount of the Loan, and will be compounded annually, at a rate equal to the applicable federal rate as published by the Treasury Department of the United States of America on October ___, 1998. All payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Company c/o DLJ Merchant Banking Partners IL, L.P., 277 Park Avenue, New York, New York 10172, or as otherwise notified to the Investor by the Company. The Investor may pay the Loan without penalty in whole at any time, or from time to time in part, by paying the principal amount to be paid at such time, together with all accrued interest to the date of payment.

     To secure payment of the principal of and all interest on the Loan, the Investor hereby assigns, pledges and grants to DLJ Merchant Banking II, Inc. (the "AGENT") for the ratable benefit of the Lender a security interest in and, to the extent not previously delivered, delivers to the Agent (i) - Common Shares acquired by the Investor from the Company as of the date hereof and all other shares of capital stock acquired by the Investor from the Lender (collectively, the "PLEDGED SHARES"), (ii) all rights and privileges with respect to the Pledged Shares, (iii) all income and profits thereon, (iv) all dividends, payments and other distributions with respect thereto, and (v) all proceeds thereof and substitutions therefor other than any cash income, profits, dividends, payments, distributions or proceeds so long as the Investor is not in default hereunder (collectively, the "COLLATERAL"). The Investor is delivering to the Agent certificates representing the Shares in pledge hereunder.

     The Company's recourse under this Promissory Note and Pledge is limited solely to the Collateral.

     Certificates evidencing the Pledged Shares shall remain in the physical custody of the Agent at all times until the Investor has made payment in full of all principal of and interest on the Loan, except for transfers permitted hereunder so long as the proceeds of such sale are applied as provided herein and, in its reasonable discretion, the Agent determines that the remaining Collateral is sufficient.

     This Promissory Note and Pledge constitutes a security agreement for purposes of the Uniform Commercial Code in all relevant jurisdictions. Upon the nonpayment of principal or interest when due hereunder or under any other note issued in connection with any other Loan (a "DEFAULT"), the Agent (i) may, by notice to the Investor, declare the Loan (together with accrued and unpaid interest thereon) to be, and the Loan shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Investor, and (ii) shall have all the rights and remedies of a secured party provided in the Uniform Commercial Code in force in New York.

     The Pledged Shares are granted as security only and shall not subject the Agent or the Company to, or in any way affect or modify, any obligation or liability of the Investor with respect to any of its Collateral or any transaction in connection therewith.

     The Investor agrees that it will, at the Company's expense and in such manner and from as the Agent may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, perfect or validate any security interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Investor hereby authorizes the Agent to execute and file, in the name of the Investor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Promissory Note and Pledge or of a financing statement relating to this Promissory Note and Pledge) which the Agent in its sole discretion may deem necessary or appropriate to further perfect its security interest in the Collateral.

     To the extent a Default shall have occurred and be continuing, the Agent may cause any or all of the Pledged Shares to be transferred of record into the name of the Agent or its nominee. The Investor will promptly give to the Agent copies of any notices or other communications received by him with respect to Pledged Shares registered in the name of the Investor, and the Agent will promptly give to the Investor copies of any notices and communications received by the Agent with respect to Pledged Shares registered in the name of the Agent or its nominee.

     If a Default shall have occurred and be continuing, the Agent shall have the right to receive and to retain as Collateral hereunder for the benefit of the Company all dividends, interest and other payments and distributions made upon or with respect to the Collateral, and the Investor shall take all such action as the Agent may deem necessary or appropriate to give effect to such right.

     Unless a Default shall have occurred and be continuing, the Investor shall have the right, from time to time, to receive and retain all cash dividends, interest and other payments and distributions made upon or with respect to the Collateral and to vote and to give consents, ratifications and waivers with respect to the Pledged Shares, and the Agent shall deliver to the Investor such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Shares which are registered in the name of the Agent or its nominee as the Investor shall request.

     If a Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and the Investor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Shares with the same force and effect as if the Agent were the absolute and sole owner thereof.

     The Investor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Investor, the Agent or otherwise, for the sole use and benefit of the Agent, but at the expense of the Agent, to the extent permitted by law, to exercise, at any time and from time to time while a Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

         (i) to demand, sue for, collect, receive and give acquittance for any and all monies due to become due upon or by virtue thereof;

        (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

       (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof; and

        (iv) to extent the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Agent shall give the Investor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral. The Agent and the Investor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

     The Investor covenants and agrees that in the event that any of the Collateral shall become subject to any lien or security interest other than the liens and security interests in favor of the Agent created hereunder, or the lien on and security interest in the Collateral in favor of the Agent shall cease to be a first priority perfected security interest in and lien on any of such Collateral except pursuant to a release herein contemplated, the Investor will promptly take whatever reasonable action may be necessary to release such other liens or security interests or to restore the Agent's lien on and security interest in the Collateral as a first priority perfected security interest or lien, as the case may be. The Investor acknowledges that money damages would not be a sufficient remedy for the breach of the Investor's covenant in this paragraph and that, in addition to all other remedies that may be available, the Agent shall be entitled to specific performance as a remedy for any such breach.

     The Investor agrees that it will forthwith upon demand pay to the Agent and the Company, as the case may be, the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Agent or the Company may incur in connection with (w) the enforcement of this Promissory Note and Pledge, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any security interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Agent of any of the rights conferred upon its hereunder or (z) any Default; PROVIDED, HOWEVER, that in no event shall the total amount collected pursuant to this paragraph exceed the value of the Collateral.

     For the purpose of this Promissory Note and Pledge, notices and all other communications provided for in this Promissory Note and Pledge shall be in writing and shall be given to the respective addresses or telecopy numbers set forth below:


if to the Investor, to the address set forth on the signature page hereof;


if to the Company, to:      DeCrane Holdings Co.
                            2361 Rosecrans Avenue
                            Suite 180
                            El Segundo, CA 90245
                            Telefax: (310) 643-0746

if to the Agent, to:        DLJ Merchant Banking Partners II, L.P.
                            277 Park Avenue
                            New York, NY 10172
                            Attention: Thompson Dean
                            Telefax: (212) 892-7272

PROVIDED, that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this paragraph and telephonic confirmation of receipt thereof is obtained, (ii) if given by prepaid overnight courier, one business day after deposit with such courier or (iii) if given by United States certified or registered mail, postage prepaid, three business days after deposit with the United States postal service; PROVIDED that notice of change of address shall be effective only upon receipt.

     No failure or delay by the Agent in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Any provision of this Promissory Note and Pledge may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by the Investor, the Company and the Agent. The provisions of this Promissory Note and Pledge shall be binding upon the Investor and its successors, assigns, personal representatives, estate and heirs and shall inure to the benefit of the Company and its successors and assigns.

     This Promissory Note and Pledge shall be governed by and construed in accordance with the laws of the State of New York.

     Upon the repayment in full of the principal of and interest on the Loan, the security interest shall terminate and all rights to the Collateral shall revert to the Investor, and the Agent shall take all actions which may reasonably be requested by the Investor to reflect the termination of such security interest. In addition, in the case of a transfer of the Collateral permitted hereunder in which the proceeds are applied as provided herein, the security interest in the Collateral so transferred shall terminate and the Agent shall take all actions which may reasonably be requested by the Investor to reflect the termination of such security interest.

     This Promissory Note and Pledge constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.


                                        By:
                                           ------------------------------
                                        Name:

                                        Address:

                                        Fax:


Agreed and Acknowledged:

DECRANE HOLDINGS CO.


By:
    ----------------------------
  Name:
  Title:

DLJ MERCHANT BANKING II, INC.


By:
    ----------------------------
  Name:
  Title: